FMC Technologies                                                    Exhibit 99.a


--------------------------------------------------------------------------------


Title/Intro. Slide

          FMC TECHNOLOGIES

Investor Relations Contact:
David W. Grzebinski, CFA  Ph: (312) 861-6414

These slides and the accompanying presentations contain "forward-looking statements," which represent management's best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements. Additional information concerning factors that may cause results to materially differ from those in the forward-looking statements is contained in the Company's periodic reports filed under the Securities Exchange Act of 1934 and Registration Statement on Form S-1, as amended. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

-------------------------------------------------------------------------------
Slide 1

[4 photos of equipment]
Energy Production - Subsea and surface wellheads, trees, manifolds and control systems; FPSO turret mooring systems and floating production systems

Energy Processing Systems - Fluid control products, loading systems and measurement solutions

FoodTech - Citrus extractors, convenience food systems, freezing technologies and sterilization systems

Airport Systems - Ground support systems - loaders, deicers, pushback tractors -- & Jetway (R)]

FMC Technologies
Businesses
(2001 - by Revenues)

[Pie Chart]
Production Systems         38%
Processing Systems         20%
FoodTech                   27%
Airport Systems            15%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Slide 2
Energy Production Systems
[Color Illustration]

Metering & Control Systems
Surface Well Systems
Subsea Drilling Systems
Standard Subsea Trees
Smart Well Control Systems
Light Well Intervention
Subsea Template Systems
Tension Leg Platforms
Subsea Processing
Floating Production Storage & Offloading Vessels
Turret Mooring Systems
Subsea Manifold
ROV Tie-In Systems
Guidlineless Deepwater Trees

-------------------------------------------------------------------------------

Slide 3

Energy Processing Systems
[Color Illustration]

Fluid Control systems
Blending & Transfer Systems
Measurement Systems
Loading Systems
Measurement Systems
Fluid Control Systems


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Slide 4

Energy Systems
Leading Technologies

                                            Industry Position
                                            -----------------
Production Systems
  Subsea Systems                                     1
  Floating Production (Mooring Systems)              2
  Surface                                            2

Processing Systems
  Fluid Control                                      1
  Loading Systems                                    1
  Measurement Solutions                              2

Sources: Simmons & Co. International, Boston Consulting Group,
         Spears and Associates, Quest, FMC Technologies Internal

--------------------------------------------------------------------------------

Slide 5

FoodTech
Leading Technologies

                                Industry Position
                                -----------------
Citrus Extractors                       1
Convenience Food Systems                2
Freezing Technologies                   1
Sterilization Technologies              1

[3 Photographs]
- Spiral Freezer
- Citrus Extractor
- Flat Product Freezer

Sources: McKinsey, FMC Technologies Internal

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Slide 6

Airport Systems
Leading Technologies

                                Industry Position
                                -----------------
Cargo Loaders                           1
Passenger Boarding Bridges              1

[3 Photographs]
- Military Loader
- Passenger Boarding Bridge
- Commercial Loader

Sources: McKinsey, FMC Technologies Internal

-------------------------------------------------------------------------------

Slide 7 [Bar Graph]

Demonstrated Growth
Sales ($M)
Energy Businesses/Airport Systems/FoodTech


---------- ---------------- ---------------------- ------------------------ -----------------------
  Year          Total         Energy Businesses        Airport Systems             FoodTech
---------- ---------------- ---------------------- ------------------------ -----------------------

  1994        $  980               $  460                  $132                     $316


  1995        $1,362               $  769                  $207                     $307


  1996        $1,690               $  949                  $257                     $470


  1997        $2,032               $1,144                  $310                     $581


  1998        $2,186               $1,321                  $320                     $549


  1999        $1,953               $1,129                  $291                     $537


  2000        $1,875               $1,037                  $267                     $573


  2001        $1,928               $1,111                  $296                     $527

---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Demonstrated Growth
EBITDA ($M)
Energy Businesses/Airport Systems/FoodTech

             Total  Energy Businesses  Airport Systems  FoodTech
             -----  -----------------  ---------------  --------


     1994     $ 24         $  9              $(4)           $18


     1995     $ 53         $ 18              $10            $25


     1996     $100         $ 47              $16            $31


     1997     $177         $ 98              $23            $57


     1998     $194         $109              $27            $58


     1999     $181         $106              $11            $65


     2000     $165         $ 83              $13            $69


     2001     $149         $ 80              $15            $54


From continuing operations; includes allocated corporate overhead
Shown excluding special charges
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Slide 9 [Bar Graph]

Inbound Orders
($M)
Energy Businesses/Airport Systems/FoodTech

              Total  Energy Businesses  Airport Systems  FoodTech
              -----  -----------------  ---------------  --------


     1995     $1,354       $ 821             $225          $308


     1996     $2,056       $1220             $289          $547


     1997     $2,102       $ 885             $310          $555


     1998     $2,335       $1450             $303          $583


     1999     $1,699       $ 849             $296          $523


     2000     $1,683       $ 870             $265          $548


     2001     $2,255       $1377             $333          $546
--------------------------------------------------------------------------------


Slide 10

Late Cycle Oilfield Services Business
[Line Graph]
(Energy Systems Backlog - $M)

  Dec  99            593
  Mar  00            528
  June 00            490
  Sep  00            480
  Dec  00            425
  Mar  01            546
  June 01            635
  Jul  01            655
  Aug  01            649
  Sep  01            668
  Oct  01            633
  Nov  01            617
  Dec  01            675
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Slide 11

[Bar Chart]
Pro Forma Historical Perspective
(Earnings per share data)
Unaudited

1997       1.01
1998       1.21
1999       1.12
2000       0.97
2001       0.82
2002E      0.95

[2001 Pro Forma EPS]
 1Q     2Q     3Q     4Q
0.06   0.19   0.25   0.32

Pro Forma Assumptions:
---------------------
$305.1M debt at 6% interest cost each year
27% tax rate
66M fully diluted shares outstanding
Excludes asset impairments and restructuring and other costs and the cumulative effect of changes in accounting principle.

--------------------------------------------------------------------------------

Slide 12

Subsea Outlook

--------------------------------------------------------------------------------

Slide 13

Subsea Technology - Driving Deeper

1980         Bonito                 RJS-39           189m     FMC         619 ft
1983         Pirauna                RJS-232          293m     Kvaerner    961 ft
1985         Marimba                RJS-284          383m     FMC       1,256 ft
1988         Marimba                RJS-376D         492m     FMC       1,613 ft
1988         Placid Green           Canyon 31        684m     ABB       2,244 ft
1992         Marlim                 MRL-9            781m     FMC       2,561 ft
1994         Marlim                 MRL-4            1027m    FMC       3,368 ft
1997         Shell Mensa                             1618m    FMC       5,308 ft
1997         Marlim Sul             MLS-3            1709m    ABB       5,605 ft
1999         Roncador               RJS-436          1853m    FMC       6,080 ft
2000         Petrobras              Roncador         1877m    ABB       6,157 ft
2002         TFE                    Canyon Express   2197m    Cameron   7,209 ft
2003         Shell                  Coulomb          2316m    FMC       7,600 ft


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Slide 14 [Bar Chart]


Rapidly Growing Subsea Tree Market

Installed to date / Under development / Probable/Possible

Number of Installed Trees/Year

         1995     1996     1997     1998    1999     2000     2001     2002          2003        2004        2005     2006
         97/0/0   140/0/0  126/0/0  119/0/0 232/0/0  212/0/0  242/0/0  0/274/20      0/156/208   0/88/284    0/29/429  0/6/515




Source: Quest Offshore

--------------------------------------------------------------------------------

Slide 15

Gulf of Mexico Deepwater Capex
2000 to 2005 ($13B)
 [Pie Chart]


BP                      25%
ExxonMobil              10%
Shell                   19%
Kerr McGee               5%
Marathon                 2%
Chevron Texaco           6%
Mariner                  4%
TotalFinaElf             5%
All Others              24%


Source: Douglas Westwood Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Slide 16 [Pie Chart]

Brazil Deepwater Capex
2000 to 2005 ($10B)

      Petrobras            70%
      Agip                  2%
      BP                    3%
      Amerada Hess          2%
      Chevron Texaco        3%
      Coastal               2%
      Devon                 2%
      Enterprise            4%
      ExxonMobil            2%
      Kerr McGee            2%
      Shell                 3%
      TotalFinaElf          3%
      Unocal                2%


  Source: Douglas Westwood Ltd.
--------------------------------------------------------------------------------



Slide 17 [Pie Chart]
W. Africa Deepwater Capex
2000 to 2005 ($9B)

BP                          3%
Chevron Texaco             17%
Shell                       9%
Triton                      4%
ExxonMobil                 23%
Statoil                     3%
TotalFinaElf               41%


Source: Douglas Westwood Ltd.


-------------------------------------------------------------------------------

------------------------------------------------------------------------------

Slide 18  [Pie Chart]
2001 Deepwater Discoveries by Region

39 New Discoveries
Greater than 1,500 ft.

West Africa                23%
Brazil                     15%
Asia/Pacific                5%
North Sea                   5%
Other                       3%
US Gulf                    49%


Source: Offshore Data Services

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Slide 19[Bar Graph]

Alliances with Leading Offshore Producers
Subsea Completions by Operator 2002 to 2008

                              Installations
                            -----------------
                            [approximate plot
                            point on graph]

      TotalFinalElf*               455
      Petrobras*                   399
      ExxonMobil*                  304
      BP*                          275
      Royal Dutch/Shell*           191
      Norsk Hydro*                 136
      Statoil*                     122
      ChevronTexaco                121
      Unocal*                       76
      Conoco*                       68
      Kerr-McGee*                   55
      Wapet                         54
      Enterprise Oil                52
      Marathon Oil                  52
      BHP Billiton                  51
      Agip*                         46
      Murphy Oil                    38
      Sakhalin Coop                 34
      British Gas                   33
      Amerada-Hess                  32
      Triton Energy                 31
      Woodside Petroleum            31
      Anadarko*                     30
      INPEX                         20
      Phillips*                     19
      Husky Oil                     18
      PetroCanada*                  16
      Samedan Oil                   16

* Predominantly FMC accounts

-------------------------------------------------------------------------------

Slide 20

Investment Highlights
* Premier late-cycle oilfield services business focused on deepwater
* Strong industry positions based on leading technologies (#1 or #2 in all major products)
* Leader in subsea production systems
    - Leader in subsea tree installations and awards
    - Strong customer relationships with leading offshore producers
* Proven track record of growth
* Experienced management team

--------------------------------------------------------------------------------